EXHIBIT 99.1

October 22, 2012 Public Lenders Presentation

Preliminary Nature of Results 2 We have not yet finalized our financial results for our fiscal 2012 year ended September 30, 2012. The preliminary estimated fi nancial results described herein are unaudited and subject to revision pending the completion of the accounting and financial reporting proce sse s necessary to complete our financial closing procedures and financial statements for our fiscal 2012 year. The foregoing preliminary estima tes of our financial results were prepared by management. Management believes that such preliminary estimates have been prepared on a reasonable b asi s, and such preliminary estimates are based upon a number of assumptions, estimates and business decisions that are inherently subje ct to significant business fluctuations, economic conditions and competitive uncertainties and contingencies, many of which are beyond our cont rol , and represent, to the best of management’s knowledge, our expected results. However, because this information is preliminary, it should not be relied on as indicative of our future actual results. We do not intend to update or otherwise revise the preliminary estimates to reflect fu ture events.

Forward - Looking Statements 3 Certain matters discussed in this presentation and other oral and written statements by representatives of Spectrum Brands Ho ldi ngs, Inc. (“Spectrum Brands Holdings”) regarding matters such as the Spectrum Brands Holdings’ estimates of its unaudited fiscal 2012 r esu lts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever p ossible, to identify these statements by using words like “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “expect,” “pro jec t,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements ar e s ubject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Act ual results may differ materially as a result of (1) Spectrum Brands Holdings’ ability to manage and otherwise comply with its covenants with respec t t o its significant outstanding indebtedness, (2) our ability to finance, complete the acquisition of, integrate, and to realize synergies from, the combined businesses of Spectrum Brands, Inc. and the Hardware & Home Improvement Group of Stanley Black & Decker, (3) risks that changes and deve lop ments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in consumer demand for the various types o f p roducts Spectrum Brands Holdings offers, (5) unfavorable developments in the global credit markets, (6) the impact of overall economi c c onditions on consumer spending, (7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions av ailable from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands Holdings does busine ss, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) Spectrum Brands Holdings’ abi lity to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost - cutting initiatives, (10) Spectrum Brands Holdings’ ability to identify, develop and retain key employees, (11) unfavorable weather conditions and vari ous other risks and uncertainties, including those discussed herein and those set forth in the securities filings of each of Spectrum Brands Hold ing s, Inc. and Spectrum Brands, Inc., including each of their most recently filed Annual Report on Form 10 - K or Quarterly Reports on Form 10 - Q. Spectrum Brands Holdings also cautions the reader that its estimates of trends, market share, retail consumption of its produ cts and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands Holdings and management’s reasonabl e assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retai l m arket. Spectrum Brands Holdings also cautions the reader that undue reliance should not be placed on any forward - looking statements, which speak only as of the date of this release. Spectrum Brands Holdings undertakes no duty or responsibility to update any of these forward - looking state ments to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Agenda 4 ▪ Transaction Overview Marco Habert Deutsche Bank ▪ Spectrum Brands Company Overview Tony Genito Chief Financial Officer ▪ HHI Overview Dave Lumley Chief Executive Officer ▪ Acquisition Highlights David Lumley Chief Executive Officer ▪ Credit Highlights Tony Genito Chief Financial Officer ▪ Financial Overview Tony Genito Chief Financial Officer ▪ Summary of Terms Sandeep Desai Deutsche Bank ▪ Closing Remarks and Q&A

Transaction Overview

6 Transaction Overview ▪ On October 9, 2012, Spectrum Brands, Inc. announced that it signed a definitive agreement to acquire the Hardware & Home Improvement Group ("HHI") of Stanley Black & Decker, Inc. (“Stanley") – HHI is the #1 U.S. provider of residential locksets and builders’ hardware, and a leading provider of faucets. Its portfolio of well - known brands include: Kwikset , Weiser, Baldwin, Stanley / National Hardware and Pfister – Transaction also includes the acquisition of certain assets of Tong Lung from Stanley, a manufacturer of residential door locks and historically one of HHI’s key suppliers ▪ All cash transaction that values HHI and selected assets of Tong Lung at an enterprise value of $1.4 billion (7.4x LTM 6/30/12 Adjusted EBITDA of $188 million) (a) ▪ The acquisition of HHI will bring a strong portfolio of well - known consumer brands into Spectrum's existing operating structure, adding additional scale and diversification to the Company – Pro forma for the transaction, combined business will have $4.2 billion in sales (b) and $678 million in Adjusted EBITDA (c) for FY2012 ▪ The transaction is expected to close in two stages – Financing and acquisition of HHI are expected to close during the Company's first quarter of fiscal 2013 (December 2012) – Acquisition of selected assets of Tong Lung is expected to occur during the Company's second quarter of fiscal 2013 (March 2013) ▪ Financing for the transaction will include: – New $800 million senior secured term loans ($700 million USD tranche and $100 million CAD tranche) – New $1,040 million senior unsecured notes (a) LTM 6/30/12 HHI Adjusted EBITDA includes: $181 million for HHI and $7 million for Tong Lung. Tong Lung figures as of L TM 12/31/11. (b) FY2012 Revenue based on FY2012 Spectrum revenue of $3,252 million and LTM 6/30/12 HHI revenue ($939 million HHI and $46 mi llion Tong Lung). Tong Lung figures as of LTM 12/31/11. (c) FY2012 Adjusted EBITDA based on FY2012 Spectrum Adjusted EBITDA of $485 million and LTM 6/30/12 HHI Adjusted EBITDA ($1 81 million HHI and $7 million Tong Lung). Figure includes $5 a million in synergies. Tong Lung figures as of LTM 12/31/11.

Sources and Uses and Pro Forma Capitalization

($ in millions)

Sources of funds	
New Term Loans	$800
New Senior Unsecured Notes	1,040
Acquired cash	16
Total sources	**$1,856**

Uses of funds	
Purchase equity	$1,394
Repay existing Spectrum debt	370
Estimated fees, expenses, and OID	75
Cash to balance sheet	17
Total uses	**$1,856**

Pro forma capitalization

	As of 9/30/12	Net multiple of EBITDA	Adjustments	Pro forma 9/30/12	Net multiple of EBITDA
Cash	$158		17 [(a)]	$175	
ABL revolver	--			--	
Existing Term Loan B	370		(370)	--	
New Term Loans	--		800	800	
9.5% Senior Secured Notes	950			950	
Cap leases	25			25	
Total secured debt	**$1,345**	**2.4x**		**$1,775**	**2.4x**
6.75% Senior Unsecured Notes	300			300	
New Senior Unsecured Notes	--		1,040	1,040	
Other debt	20			20	
Total debt	**$1,665**	**3.1x**		**$3,135**	**4.4x**
Equity value[(b)]	2,399			2,399	
Total capitalization	**$4,065**	**8.0x**		**$5,535**	**7.9x**
Equity as % of total capitalization	*59%*			*43%*	
FY2012 Adj. EBITDA	$485		193 [(d)]	$678	
Interest expense[(c)]	154		99	253	
FY2012 Capex	47		19	66	
EBITDA / interest	3.2x			2.7x	
(EBITDA-capex) / interest	2.8x			2.4x	

(a) Excludes restricted cash that will be received from the transaction.
(b) Spectrum market capitalization as of 10/19/12.
(c) Based on cash interest expense: reported interest expense of $192 million (excluding cash tender of 12% Notes of $25 million, non-cash amortizations of $13 million).
(d) Adjustment reflects LTM 6/30/12 HHI Adjusted EBITDA ($181 million HHI and $7 million Tong Lung) and includes $5 million synergies. Tong Lung figures as of LTM 12/31/11.

Spectrum BRANDS

7

Spectrum Brands Company Overview

Spectrum’s Diverse Portfolio of Unrivaled Brands 9 Global Batteries Personal Care Small Appliances Global Batteries & Appliances FY2012 Net Sales $2.25B; EBITDA $308M Global Pet Supplies FY2012 Net Sales $616M; EBITDA $113M Home & Garden FY2012 Net Sales $387M; EBITDA $87M Spectrum’s portfolio includes widely used, non - discretionary, replacement consumer brands Note: Segment adjusted EBITDA excludes $22 million of corporate / unallocated expenses.

10 10 Global Batteries & Appliances 69% Global Pet Supplies 19% Home & Garden 12% Global Batteries & Appliances 61% Global Pet Supplies 22% Home & Garden 17% Spectrum Brands – Providing Quality and Value to Retailers and Consumers Worldwide ▪ FY2012 net sales and adjusted EBITDA of $3,252 million and $485 million, respectively ▪ Spectrum’s Value Model drives success of strong, well - recognized and extendable brand names ▪ Top 3 global market positions in all product categories ▪ Global footprint with presence on 6 continents and products sold in more than 140 countries ▪ Strong relationships with major retailers globally ▪ Experienced and proven management team Diverse Portfolio Across Attractive Categories FY2012 Net Sales - $3,252 million FY2012 Adjusted EBITDA - $485 million (a) The “Spectrum Value Model” drives adjusted EBITDA growth (a) Adjusted EBITDA includes $22 million of corporate / unallocated expenses .

Global Batteries & Appliances Segment

- Operating results driven by Spectrum Value Model
  - Same quality / performance at a lower price
  - Global battery business is growing market share / fastest growth in U.S.
  - Battery industry is stable and expected to continue to see annual growth in cell units
  - Device population has stabilized and resumed growth
  - Appliances business holds market-leading positions in 6 key categories
- Consumers are switching to value brands
  - Experiencing market share gains in many categories around the world
- Large customers gaining share of total market, helping propel our share gains
  - Driving foot traffic into big-box retailers
  - Renewed focus on "one-stop shopping"
- Company is capitalizing on its platform with innovation and new product launches (e.g., women's hair care accessories)
- Strong adjusted EBITDA growth despite soft economy, rising costs from Asian suppliers and volatile FX
- Battery businesses better by $13 million FX adjusted in FY12; Appliances $7 million of FX

Adjusted EBITDA Performance - GBA

($ in millions)



$165
$185
$275
$75
$200
$297
$84
$212
$307
$308
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
Spectrum Brands
Russell Hobbs

Rayovac General Batteries – U.S. Market Share [(a)]

(% market share)



11%
13%
16%
17%
17%
18%
CY2007
CY2008
CY2009
CY2010
CY2011
9/30/2012

(a) Nielsen FDM including Walmart.

Spectrum BRANDS

11

$93 $92 $93 $98 $99 $113 $5 $6 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 Pet Russell Hobbs $98 $104 Aquatics 58% Companion Animal 42% ▪ Attractive industry trends (e.g., increasing pet ownership / spending per pet, low seasonality) ▪ North American aquatics business showing continued improvement / positive P.O.S. ▪ Strong new product pipeline in FY’12 in both aquatics and companion animals ▪ $10 - $15 million of cost - cutting opportunities achieved in FY’11 - ’12 ▪ Seeking acquisitive, “tuck - in” growth opportunities in companion animals (e.g., FURminator) Global Pet Supplies Segment Sole Player with Global Platform and Presence 12 FY’12 net sales : $616 million Adjusted EBITD A Performance Net Sales by Category Net Sales by Geography North America 71% Europe 20% ROW 9% ($ in millions)

Home & Garden Segment
Delivering Robust Growth

Adjusted EBITDA Performance[a]

($ in millions)


$41
$53
$56
$1
$55
$68
$1
$67
$78
$87
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
Home & Garden
Russell Hobbs

(a) Adj. EBITDA excludes impact of Growing Products division (shut down in Q2 FY'09).

Drivers of Success


Liquid & Aerosol Manufacturing
Big-Box Retailers
Spectrum Value Model
Regulated Environments
In Store Service

Home and Garden

- Strong financial results
  - Attractive margins
  - Low CapEx requirements
- Attractive industry trends
  - Outdoor living explosion
  - Strong underlying demographic patterns
- Unique competitive environment
  - Few large competitors
  - High entrance barriers
- Solid retail relationships
  - Retail sales team
  - Customer-focused platform sales teams
- Strong operations platform
  - Innovative R&D
  - Low-cost product provider

Committed to value model of providing same performance at less price

Spectrum BRANDS

13

Strong Financial Performance Despite a Challenged Consumer

- Quarter-over-quarter net sales and adjusted EBITDA growth virtually without exception since FY2009
- Personal Care, Home & Garden and Pet Supplies leading the adjusted EBITDA improvements
- Drivers of solid financial performance include:
  - Resilient demand for Spectrum products across categories with "superior value" brand positioning
  - Increased distribution/market share in key product segments worldwide
  - Ongoing emphasis on continuous improvement processes, global new product development , efficient operating culture, and strong expense controls
  - Cost-saving initiatives at Spectrum, Russell Hobbs and Global Pet from SKU / brand rationalization and plant / distribution center consolidations
  - Leveraging infrastructure to reduce production expense through facility closures / SAP
  - Focus on non-discretionary, non-premium priced, consumer replacement products
- Capex focus on product development / cost reductions

Net Sales Performance



($ in millions)
$2,333
$2,427
$3,009
$3,111
$3,187
$3,252
FY2007
FY2008
FY2009[a]
FY2010[a]
FY2011
FY2012

Adjusted EBITDA / Margin Performance



($ in millions)
$272
$297
$391
$432
$457
$485
11.7%
12.2%
13.0%
13.9%
14.3%
14.9%
FY2007
FY2008
FY2009[a]
FY2010[a]
FY2011
FY2012

Spectrum has generated robust sales and adjusted EBITDA growth, both organically and through acquisitions

(a) Reflects pro forma as if Russell Hobbs merger completed at beginning of respective period.

Spectrum BRANDS 14

HHI Overview

16 16 Residential Locksets 58% Faucets 19% Residential Hardware 18% Tong Lung 5% U.S. 74% Canada 11% Latin America 8% RoW 7% Revenue by Segment ( LTM 6/30) Revenue by Geography ( LTM 6/30 ) HHI Group Overview Est. 1946 Est. 1904 Est. 1946 Est. 1843 Est. 1901 Est. 1947 Est. 1910 Est. 1910 Est. 1946 Est. 1904 Est. 1946 Est. 1843 Est. 1901 Est. 1947 Est. 1910 Est. 1946 Est. 1904 Est. 1946 Est. 1843 Est. 1901 Est. 1947 Net Sales: $985 million Adjusted EBITDA: $188 million Adjusted EBITDA Margin: 19.1% Financial Highlights ( LTM 6/30) Note: Results based on LTM 6/30/12 for HHI. Tong Lung figures as of LTM 12/31/11.

Introduction to HHI

Business Description

- HHI is a leading provider of residential locksets, builders' hardware, and faucets
  - #1 U.S. lockset and #1 Canadian lockset, #1 U.S. luxury hardware, #1 U.S. builders' hardware, # 4 U.S. faucets
  - Largest global tubular lock manufacturer (~50 million units / year)
- Diversified product portfolio with well-recognized brands, characterized by outstanding new product innovation and execution
- Large install base, ~900 million locks / 66 million households
- Long-standing and highly collaborative relationships with customers across all channels
- In process of acquiring certain assets of Tong Lung, a Taiwan-based private label lock manufacturer and historically a key supplier to HHI

Product Overview

Residential Locksets



Builders' Hardware



Faucets



Spectrum BRANDS 17

Recognized and Established Brands

	Residential Locksets			Builders' Hardware		Plumbing
Brand	Kwikset	WEISER	BALDWIN	STANLEY / National Hardware	FANAL	Pfister
Established	1946	1904	1946	1843 / 1901	1947	1910
Market Position	#1 in U.S. Locksets	#1 in Canada Locksets	#1 in U.S. Luxury Locksets	#1 in U.S. Builders' Hardware	#2 in Mexico Hardware	#4 U.S. in Faucets (#3 in U.S. Retail Channel)
Key Products						
Features	Style, Finish, Innovation, Security, Affordable	Architecturally Influenced Style, Finish, Security, Innovation	Luxury and Quality Leader, Solid Construction, Broad Styles, Functions and Finishes	Broadest Offering, Durable and Consumer Friendly, Superior Sales Replenishment Service Model	Broad Offering, Durable, Security, Affordable	Industry-leading Designs and Styles, Affordable

Spectrum BRANDS 18

Strong Distribution and Channel Penetration 19 Home Centers Builders, Distributors, Showrooms Residential new home construction Repair and Remodel DIY Co - Op and 2 - Step Est. 1910 Est. 1946 Est. 1904 Est. 1946 Est. 1843 Est. 1901 Est. 1947 Est. 1910 Est. 1946 Est. 1904 Est. 1946 Est. 1843 Est. 1901 Est. 1947 Channels To Market Type Of Construction Brands; Large install base Strong builder relations Strong big box retail presence Increased functional innovation gaining traction HHI has over 4,500 customers and serves over 40,000 ship - to locations including retailers, non - retail distributors and homebuilders Custom design capability serving showroom Install base, strong product and brand presence drives pull through demand in all channels

20 20 Leading Market Position HHI Market Shares ▪ Largest tubular lock manufacturer globally ▪ #1 U.S. lockset ▪ #1 Canadian lockset ▪ #1 U.S. luxury hardware ▪ #1 U.S. builders’ hardware ▪ #4 U.S. faucets ▪ Large scale and excellent channel management leading to #1 position with major retailers and top home builders Source: Management estimates U.S. Residential Lockset Market U.S. Luxury Lockset Market U.S. Builders Hardware Market Canada Residential Lockset Market HHI 46% Other 54% HHI 45% Other 55% HHI 55% Other 45% HHI 48% Other 52%

21 21 Excellent Customer Relationships Customer Description of Relationship Value Proposition ▪ Won Home Depot Vendor of the Year in 2011 ▪ Supply chain and fill rate management ▪ Mix management and merchandising ▪ In - store support and training ▪ Wins during recent line reviews ▪ Install base ▪ Brand strength ▪ Relevant and valued technology ▪ Cost competitive ▪ Category management ▪ Strong OPEX ▪ Co – op affiliated independent hardware stores ▪ Supply chain and fill rate management ▪ Manage hardware shelf stock inventory and replenishment orders with industry - leading direct sales force ▪ Breadth of offering ▪ Direct sales ▪ Automated fulfillment model ▪ Regional and large builder account management and selling ▪ Contractual agreements with large accounts ▪ Continuing to gain market share ▪ Primary supplier to top U.S. home builders for several decades ▪ Brand strength ▪ Style and finish breadth ▪ Technology ▪ Cost competitive ▪ Tiered upgrade options Dedicated national sales force with robust customer relationships across all distribution channels

Investment in Innovation

Recent Industry Recognition


Better Homes and Gardens
30
MOST
INNOVATIVE
PRODUCTS
Feb 2012 Press Release
TECHNOLOGY CONVERGING IN THE MARKETPLACE
FACILITIES MAINTENANCE
Kwikset

New Product Vitality[(a)]

Year	2009	2010	2011
Index %	34%	36%	32%

- Group New Product Introduction (NPI) vitality 30% plus
- 2008 investment in advanced technology group
- Global 24 / 7 engineering with Low Cost Country (LCC) support
- Industry recognition for innovation
  - KB home innovation award
  - Smartkey Home Depot innovation award
  - Pfister Elevate innovation award
  - Pfister Adex design awards
- Electronics NPI to serve emerging home automation megatrend
- Disciplined NPI milestone process drives consistent approach

Track record of NPI success with new focus on functional innovation delivering market share gains and profit improvement

(a) Current year's sales from products launched in the last 3 years except SmartKey which includes sales from products launched in the last 5 years.

Spectrum BRANDS 22

23 23 Acquisition Highlights

24 24 x Transaction significantly increases Spectrum’s scale, product breadth and geographic diversification x HHI adds a portfolio of well - known brands to Spectrum’s existing strong and attractive brand line - up x Spectrum has the ability to grow HHI by leveraging the Company’s global infrastructure and business model x The acquisition improves customer mix and provides deeper penetration in key home center accounts x HHI brings excellent additional growth opportunities including entry into the integrated residential security, lighting and fire categories, as well as the light commercial business x Robust combined business with solid free cash flow profile and enhanced margins x Spectrum and HHI will continue to achieve meaningful cost improvements through Spectrum’s efficient global supply chain and continuous improvement program x Despite size, a true bolt - on with limited integration risk Transaction Rationale

Transaction Significantly Increases Scale…

Combined Company

- The transaction adds an established, growing and profitable hardware and home products business dedicated to innovative product design and technology
- HHI adds approximately $1 billion of sales, and almost $200 million of incremental adjusted EBITDA to Spectrum's existing business
- The acquisition adds another platform for global growth using Spectrum's existing international infrastructure

Financial Scale – FY2012[(a)]

($ in millions)


Revenue
30%
$3,252
$4,237
Standalone
Combined
Adjusted EBITDA
40%
$485
$678
Standalone
Combined

(a) FY2012 Revenue based on FY2012 Spectrum revenue of $3,252 million and LTM 6/30/12 HHI revenue ($939 million HHI and $46 million Tong Lung). FY2012 Adjusted EBITDA based on FY2012 Spectrum Adjusted EBITDA of $485 million, LTM 6/30/12 HHI Adjusted EBITDA ($181 million HHI and $7 million Tong Lung) and $5 million in synergies. Tong Lung figures as of LTM 12/31/11.

Spectrum BRANDS 25

26 26 United States 56% RoW 44% United States 61% RoW 39% Global Batteries & Appliances 53% Global Pet Supplies 15% Home & Garden 9% HHI 23% Global Batteries & Appliances 69% Global Pet Supplies 19% Home & Garden 12% …Product Breadth and Geographic Diversification ▪ Diversifies product portfolio with addition of attractive building products segment – Expands product portfolio, new product pipeline and brands, presence in Home Centers – Adds market leader in residential locksets and builders hardware plus top 5 player in US faucets ▪ Maintains a diversified mix of sales in the US and across the rest of the world Broadens Product Diversification Maintains Geographic Diversification Pre Post Pre Post

HHI Adds a Portfolio of Well - known Brands to an Already Strong and Attractive Lineup 27 Spectrum’s additions to its diverse brand portfolio Segment Brands Highlights Residential locksets ▪ #1 U.S. lockset ▪ #1 Canadian lockset ▪ Total security solutions across price points and channels ▪ Dominant installed base that drives future demand (66 million homes in U.S., 900 million locks) Builders’ hardware ▪ #1 U.S. luxury hardware ▪ #1 U.S. builders’ hardware ▪ #2 Mexico hardware ▪ Direct sales force to manage shelf stocking inventory and replenishment orders for two - step and co - op retailers ▪ Breadth of line and high product quality ▪ Close and collaborative relationships with Big Box and national retailers Faucets ▪ #4 U.S. faucets ▪ Broad range of products tailored to meet customer uses across a variety of price points, geographies, and channels ▪ Leading edge design capability including custom designs for the hospitality market ▪ $4.0 billion served market poised for growth over the next 5 years

28 28 Spectrum has the Ability to Grow HHI Internationally by Leveraging the Company’s Global Infrastructure and Business Model ▪ Revenue opportunities to cross - sell each others’ products – Utilize one company’s particular strengths (brand awareness, distribution capabilities) to market the others’ products Note: Locations consist of sales, administrative and regional offices, warehouses, manufacturing and distribution centers (no t a ll offices are reflected). US Europe Legend Global Batteries & Appliances Global Pet Supplies Home & Garden Legend Manufacturing Distribution / Sales Global HQ HHI Office HHI Distribution Ctr HHI Manufacturing

The Acquisition Improves Customer Mix and Provides Deeper Penetration in Key Home Center Accounts 29 Spectrum HHI Combined ▪ The addition of HHI will expand Spectrum’s relationships with major retailers such as home center customers ▪ Reduces reliance on #1 customer Note: Figures based on FY2012 revenues for Spectrum and FY2011 revenues for HHI. #1 Customer: 23% Top 2 - 10: 18% Others: 59% Major Home Centers: 46% Others: 54% #1 Customer: 17% Major Home Centers: 16% Others: 67%

HHI Brings Excellent Global Growth Opportunities and Entry Into the Residential and Light Commercial Businesses 30 ▪ HHI has a diversified existing product portfolio that is complemented by outstanding new product innovation and execution ▪ Opportunity to grow market share in the mechanical security market globally HHI’s Three Segments Segment Products Highlights Residential locksets ▪ Industry - leading functional and style innovation and attractive price point ▪ Expanded sales and lock platform capabilities available through Tong Lung acquisition, allowing for accelerated expansion in international markets Builders’ hardware ▪ High volume order fulfillment capability and supply chain management ▪ Well positioned to benefit from trends in home automation and a recovery in the residential construction market Faucets ▪ $200 million business within attractive $12.2 billion global market ▪ Trusted brand and products, that deliver a remarkable customer experience: style, innovation, at competitive price points

$ 175 $5 SPB HHI Synergies PF SPB $618 $438 Robust Combined Business with Solid Free Cash Flow Profile and Enhanced Margins 31 ▪ Transaction immediately increases Spectrum margins to 16% with further expansion expected ▪ Adds $90m in incremental free cash flow in first two years and also accelerates Spectrum’s ability to recognize benefits from existing NOLs FY2012 Adjusted EBITDA Margin FY2012 Combined Adjusted EBITDA - Capex (a) Note: Spectrum as of FY2012, HHI as of LTM 6/30/12 including Tong Lung as of LTM 12/31/2011. (a) FY2012 capex of $47 million for Spectrum and LTM 6/30/12 capex of $13 million for HHI. Combined 14.9% 19.1% 16.0% Spectrum HHI Combined Spectrum ($ in millions)

32 32 Credit Highlights

33 33 Credit Highlights 33 x Large, market leading, well positioned product portfolio x Leading market share and competitive brands x Strong performance throughout recent business cycle x Robust free cash flow profile with enhanced EBITDA margins x Diverse and loyal customer base x Focus on providing innovative products and leading retailer metrics x Successful track record of acquisition integration and deleveraging x Experienced and proven management team

Global Batteries & Appliances 53% Global Pet Supplies 15% Home & Garden 9% HHI 23% $678 $485 $846 $826 $334 $117 Combined (a) FY2012 Revenue based on FY2012 Spectrum revenue of $3,252 million and LTM 6/30/12 HHI revenue ($939 million HHI and $46 mil lion Tong Lung). Tong Lung figures as of LTM 12/31/11. (b) FY2012 Adjusted EBITDA based on FY2012 Spectrum Adjusted EBITDA of $485 million and LTM 6/30/12 HHI Adjusted EBITDA ($181 million HHI and $7 million Tong Lung). Spectrum Brands Combined EBITDA includes $5 million of synergies. Tong Lung figures as of LTM 12/31/11. Source: Peers CY2012E estimates from Factset Large, Market Leading, Well Positioned Product Portfolio 34 CY2012E Revenue CY2012E EBITDA ▪ Spectrum currently offers products in 140 countries, and pro forma for the acquisition, will have net sales and adjusted EBITDA of $4.2 billion and $678 million, respectively ▪ Diversified portfolio further enhanced by the addition of HHI household names Kwikset , Weiser, Baldwin, National and Stanley Broadened Product Diversification 2012 Revenue: $3,252 million 2012 Revenue: $4,237 million Pre - HHI Post - HHI (b) $4,237 $ 3,252 $6,687 $4,579 $2,881 $1,694 Combined (a) Global Batteries & Appliances 69% Global Pet Supplies 19% Home & Garden 12% ($ in millions) ($ in millions)

Category Select Key Brands Market Position Consumer Batteries #3 (North America / fast growing) #2 (Europe) #1 (Latin America) Electric shaving and grooming #2 (North America, UK, Australia) #2 / #3 (Continental Europe) Electrical personal care products #1 (Australia) #2 (Europe) #3 (North America) Portable lighting #2 (North America, Europe, Latin America) Kitchen & home products #2 (U.S. kitchen products) #1 (U.S. hand - held irons) #1 (UK kitchen / home products) Pet supplies #2 (Global pet supplies) #1 (Global aquatics) Home & garden control products #2 (U.S.) Residential locksets #1 in U.S. Locksets #1 in Canada Locksets #1 in U.S. Luxury Locksets Builders’ hardware #1 in U.S. Builders’ Hardware #2 in Mexico Hardware Faucets #4 / #3 in U.S. Retail Channel Legend: Leading Market Share and Competitive Brands Note: All market size and market position information is per Company estimates and industry data. HHI category and brands. 35

Strong Performance Throughout Recent Business Cycle $2,333 $2,427 $3,009 $3,111 $3,187 $3,252 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2007A 2008A 2009A 2010A 2011A 2012A $272 $297 $391 $432 $457 $485 11.7% 12.2% 13.0% 13.9% 14.3% 14.9% 10.0% 12.0% 14.0% 16.0% 18.0% $0 $100 $200 $300 $400 $500 $600 2007A 2008A 2009A 2010A 2011A 2012A Spectrum EBITDA % margin Pre - Russell Hobbs Combined Net Sales Performance Adjusted EBITDA and Margin Performance ($ in millions) ($ in millions) ▪ Resilient sector, combined with strong execution have resulted in impressive adjusted EBITDA margin expansion of over ~200 bps since 2009 ▪ Spectrum has reduced costs and executed on the synergies from the June 2010 Russell Hobbs merger 36 Pre - Russell Hobbs (a) (a) (a) (a) (a) Reflects pro forma as if Russell Hobbs merger completed at beginning of respective period.

Robust Free Cash Flow Profile with Enhanced EBITDA margins

- The acquisition of HHI adds a higher adjusted EBITDA margin (~19%) segment to Spectrum's existing business
- Acquisition will bolster the Company's margin profile while Spectrum continues to focus on prudent cost management
- Efficient capital spending will continue to positively impact financial performance
- Accelerates Spectrum's ability to recognize benefit of NOLs, the majority of HHI's EBT will benefit from Spectrum's existing NOLs

CY2012E (EBITDA – Capex) / Sales



Average = 11.0%(a)
16.1%
14.6%
13.5%
10.3%
9.3%
4.7%
Energizer
Spectrum Combined
Spectrum
JARDEN corporation
Scotts Miracle-Gro
CENTRAL

CY2012E Adjusted EBITDA Margin(b)



Average = 13.1%(a)
18.5%
16.0%
14.9%
12.4%
11.6%
6.9%
Energizer
Spectrum Combined
Spectrum
JARDEN corporation
Scotts Miracle-Gro
CENTRAL

Note: Spectrum as of FY2012, HHI as of LTM 6/30/12 including Tong Lung as of LTM 12/31/11. Including $5 million in synergies.
(a) Average excludes Spectrum standalone.
(b) FY2012 capex of $47 million for Spectrum and LTM 6/30/12 capex of $13 million for HHI.

Spectrum BRANDS 37

Diverse and Loyal Customer Base

- Spectrum's largest customer is currently ~23% of sales, with the remainder of its top 10 customers accounting for ~18%
- The addition of HHI reduces the largest customer to ~17% of combined while significantly increasing the next two largest home center customers to ~16% combined
- Spectrum has long term relationships of over 20 years with many of its key customers including Wal-Mart, Lowe's and Boots

Spectrum


#1 Customer: 23%
Top 2-10: 18%
Others: 59%

HHI


Major Home Centers: 46%
Others: 54%

Combined


#1 Customer: 17%
Major Home Centers: 16%
Others: 67%

Note: Figures based on FY2012 revenues for Spectrum and FY2011 revenues for HHI.

38

Focus on Providing Innovative Products and Leading Retailer Metrics

- Spectrum plans to continue to use its strong brand names, established customer relationships and significant research and development efforts to introduce innovative products that offer enhanced value to consumers through new designs and improved functionality

Spectrum has a proven ability to develop new products

Period	New products	
FY2012		✓ Platinum LCD Charger ✓ Cutter mosquito repellent fan ✓ Everyday rechargeable batteries ✓ Spectracide bug & weed killer in one ✓ Hot Shot DIY Mattress & Luggage treatment Kit ✓ Women's hair care accessories
FY2011		✓ Platinum lithium ion power pack ✓ High performance LED indestructible lights ✓ i-Light (Europe / US launch) ✓ Remington – King of Shaves products ✓ Cutter natural insect repellents
FY2010		✓ Rayovac Platinum Nickel Metal Hydride rechargeable batteries ✓ Instant Ocean aquatic food and chemical products ✓ Dingo and Nature's Miracle brand product extensions

39

Successful Track Record of Acquisition Integration and Deleveraging

- Track record of using strong free cash flow generation to reduce debt
- Proven Integrator: management team successfully integrated Russell Hobbs, exceeding synergy goals as well as more recent add-ons Furminator and Black Flag
- Significant NOLs and limited CapEx requirements enhance free cash flow profile
- $370 million of Term Loan debt prepayment since beginning of FY2011, helping to reduce interest expense
- Opportunistic approach to debt refinancing to ensure lowest possible rates on all debt tranches
- Strong free cash flow will enable Spectrum to deleverage balance sheet to return to long term target total leverage ratio of 2.5x - 3.5x in approximately two years

Total leverage[(a)]


5.4x
4.1x
3.4x
3.4x

	FY2009	FY2010	FY2011	FY2012
EBITDA ($mm)	$310[(b)]	$432	$457	$485
% margin	13.9%	13.9%	14.3%	14.9%

Spectrum's strong FCF and commitment to reduce debt have provided enhanced shareholder value

(a) Calculated as total gross debt / adjusted EBITDA. Gross debt is stated prior to OID and other discounts.
(b) Standalone adjusted EBITDA of $310 million, pro forma for Russell Hobbs adjusted EBITDA is $391 million.

Spectrum BRANDS

40

Experienced and Proven Management Team

Spectrum Management

Name / Position	Years with company	Background
David R. Lumley CEO & President	6	▪ CEO since March 2010 ▪ Served as Co-COO and President, Global Batteries, Personal Care and Home and Garden segments since January 2007 ▪ Previously served as President, North America since January 2006 ▪ Previously was President, Rubbermaid Home Products North America
Anthony L. Genito Executive Vice President & Chief Financial Officer	8	▪ Joined Company in June 2004 and has held current position since June 2007 ▪ Previously spent 12 years with Schering-Plough in various financial management positions including CFO of International Pharmaceuticals and Global Supply Chain divisions and Corporate Assistant Controller ▪ Prior to joining Schering-Plough spent 12 years with Deloitte & Touche in the Accounting and Audit function
John A. Heil President, Global Pet Supply	12	▪ Held position of President, Global Pet, since October 2005 ▪ Has led United Pet Group since June 2000 ▪ Previously spent 25 years with the H.J. Heinz Company in various executive management positions including President and Managing Director of Heinz Pet Products, President of Heinz Specialty Pet and Executive Vice President of StarKist Seafood
Terry L. Polistina President, Small Appliances	12	▪ Has led Small Appliances since 2010 ▪ President and CEO of Russell Hobbs from December 2007 until merger with Spectrum in 2010 ▪ Previously spent 18 years with Applica in various management positions, including COO from May 2006 to December 2007 and CFO from January 2001 to December 2007

HHI Management

Name / Position	Years with company	Background
Greg Gluchowski President, HHI Group	10	▪ President of HHI since January 2010 ▪ Previously led Black & Decker's Global Operations for six years ▪ Led the early integration of the HHI division into the newly formed Stanley Black & Decker Corporation in 2010 ▪ Prior to joining Black & Decker in 2002 he served as Sr. Vice President-Customer Satisfaction, Vice President Global Operations, Vice President of Manufacturing for a division of Phelps Dodge Corporation

Spectrum BRANDS

41

Financial Overview

$908 $939 $1,085 $1,140 $1,137 $1,126 38.9% 38.7% 36.1% 36.6% 35.7% 34.6% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2007A 2008A 2009A 2010A 2011A 2012A Before RH $22 $22 $12 $40 $36 $47 0.9% 0.9% 0.4% 1.3% 1.1% 1.4% 0.0% 2.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2007A 2008A 2009A 2010A 2011A 2012A Before RH Historical Spectrum Brands Financials Revenue Adjusted EBITDA and Margin Gross Profit and Margin Capex and % of Sales 43 $2,333 $2,427 $3,009 $3,111 $3,187 $3,252 2007A 2008A 2009A 2010A 2011A 2012A Before RH $272 $297 $391 $432 $457 $485 11.7% 12.2% 13.0% 13.9% 14.3% 14.9% 10.0% 12.0% 14.0% 16.0% 18.0% $0 $100 $200 $300 $400 $500 $600 2007A 2008A 2009A 2010A 2011A 2012A Before RH ($ in millions) ($ in millions) ($ in millions) ($ in millions)

2012 Performance Update

Fourth Quarter 2012

($ in millions)	Q4 2011	Q4 2012	Variance
Net sales	$827	$833	0.7%
Gross profit	$283	$282	(0.7%)
% margin	*34.3%*	*33.9%*	
Adjusted EBITDA	$115	$126	9.7%
% margin	*13.8%*	*15.1%*	

- Net sales increased 0.7% as-reported and 7.4% on a constant currency basis. Home and Garden and Global Pet Supplies segments both reported higher revenue in the fourth quarter which included $19 million sales from the Black Flag / TAT brands and FURminator acquisitions
- Gross profit declined due to unfavorable FX, increased commodity prices, and higher cost goods sourced from Asia
- Adjusted EBITDA increased 9.7% as-reported and 14.4% on a constant currency basis. Home and Garden and Global Pet Supplies segments both reported higher EBITDA in the fourth quarter which included $6 million from the acquisitions of Black Flag / TAT brands and FURminator

Fiscal Year End 2012

($ in millions)	FY2011	FY2012	Variance
Net sales	$3,187	$3,252	2.1%
Gross profit	$1,137	$1,126	(1.0%)
% margin	*35.7%*	*34.6%*	
Adjusted EBITDA	$457	$485	6.2%
% margin	*14.3%*	*14.9%*	

- Net sales increased 2.1% as-reported and 4.3% on a constant currency basis. Home and Garden and Global Pet Supplies segments both reported higher revenue in FY12 including $54 million sales from the Black Flag / TAT brands and FURminator acquisitions.
- Gross profit declined due to unfavorable FX, increased commodity prices, and higher cost goods sourced from Asia
- Adjusted EBITDA increased 6.2% as-reported and 9.7% on a constant currency basis. Home and Garden and Global Pet Supplies segments both reported higher EBITDA in FY12 which included $19 million from the acquisitions of Black Flag / TAT brands and FURminator

Note: Management gross profit, not GAAP. Fiscal year and fourth quarter ends on 9/30.

Spectrum BRANDS 44

$245 $303 $296 28.9% 32.2% 31.5% 20.0% 30.0% 40.0% 50.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010A 2011A 6/30/12 LTM $15 $23 $13 1.7% 2.4% 1.4% 0.0% 10.0% $0 2010A 2011A 6/30/12 LTM $181 $185 $181 21.3% 19.6% 19.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% $0 $50 $100 $150 $200 2010A 2011A 6/30/12 LTM (a) Historical HHI Performance Revenue Adjusted EBITDA and Margin Gross Profit and Margin Capex and % of Sales 45 Note: HHI financials based on 12/31 fiscal year end. Revenue and Adjusted EBITDA does not include Tong Lung. ($ in millions) ($ in millions) ($ in millions) ($ in millions) $849 $943 $939 2010A 2011A 6/30/12 LTM

Superior Performance Through Operational Excellence 46 Note: 2006 financials unaudited. Manufacturing square feet reduction 29% Distribution square feet reduction 22% Fixed costs reduction 22% Head count reduction 42% Working capital turns increase 63% Major Transformation Elements ▪ From 2003 to 2009 – Footprint consolidation and balanced migration to LCC – Material Cost Take Out initiatives – Platform consolidation and rationalization of underperforming SKUs ▪ Beginning in 2010 – Reverse integration of Stanley National Hardware Business ▪ HHI has transformed its operations to improve flexibility, cost competitiveness and product quality ▪ Sustained by global scale, continuous improvement and productivity 2006 to 2011 Improvement

Closing Remarks and Q&A

Appendix

49 49 Spectrum Adjusted EBITDA Reconciliation 9/30 FY2007 9/30 FY2008 9/30 FY2009 9/30 FY2010 9/30 FY2011 9/30 FY2012 Net income ($597) ($932) $943 ($190) ($75) $49 Income tax expense 56 (10) 74 63 92 60 Interest expense 256 229 190 277 208 192 Depreciation and amortization 77 85 67 118 135 134 Unadjusted EBITDA ($208) ($627) $1,274 $268 $360 $435 Adjustments to EBITDA: Pre-acquisition earnings 0 0 81 66 0 0 Restructuring and related charges 98 39 46 24 29 19 Acquisition and integration related charges 0 0 0 39 37 31 Reorganization items 0 0 (1,139) 3 0 0 Loss from discontinued operations 34 26 86 3 0 0 Intangible asset impairment 363 861 34 0 32 0 Accelereated depreciation and amortization (10) 0 (4) (3) (1) 0 Fresh-start inventory fair value adjustment 0 0 16 34 0 0 Russell Hobbs inventory fair value adjustment 0 0 0 3 0 0 Other fair value adjustments 0 0 2 0 0 0 Brazilian IPI credit/other (9) (12) (6) (5) 0 0 Transaction costs 4 9 0 0 0 0 EBITDA - Adjusted $272 $297 $391 $432 $457 $485

50 50 HHI Adjusted EBITDA Reconciliation 12/31 FY2010 12/31 FY 2011 LTM 6/30/12 Net Income (loss), adjusted ($3) $36 $41 Income tax expense (1) 12 14 Interest expense 46 42 37 Restructuring and related charges 12 20 24 Corporate allocations/ affiliate transactions 9 11 15 Net affiliate currency gain/loss 1 1 1 Other 1 19 6 EBIT 65 142 139 Depreciation and amortization 42 43 42 EBITDA contribution from acquired business for pre-acquisition period (1/1/10 to 3/12/10) 73 - - Adjusted EBITDA $181 $185 $181

51 51 Tong Lung Adjusted EBITDA Reconciliation 12/31 FY 2011 Net Income (loss), adjusted $5 Income tax expense 1 Other 1 EBIT 6 Depreciation and amortization 2 EBITDA contribution for Tong Lung business to be retained by seller (1) Adjusted EBITDA $7